UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2017

Freestone Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28753	90-0514308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 W. Ave D Ennis, TX	75201
(Address of principal executive offices)	(Zip code)

(214) 880-4870
(Registrant’ s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2017, Freestone Resources, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our” and words of similar import) entered into an Agreement and Plan of Merger (the “Plan”) with Freestone Dynamis Acquisition, LLC, an Idaho limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and Dynamis Energy, LLC, an Idaho limited liability company (“Dynamis”).  Pursuant to the terms of the Plan, at the Effective Time (as defined in the Plan) thereof: (i) Merger Sub will be merged with and into Dynamis, with the separate existence of Merger Sub to cease and with Dynamis to continue as the surviving entity and as a wholly owned subsidiary of the Company; and (ii) all Units of Dynamis will be exchanged for shares of the Company’s common stock to be paid in accordance with Article II of the Plan (the

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“Merger”).  At the closing of the Merger, it is expected that the members and warrant holders of Dynamis will collectively own or have the right to purchase (through exercising a warrant to purchase Dynamis Units, which the Company will have the right to exchange shares of its common stock in exchange for such Dynamis Units) shares of the Company’s common stock, representing approximately seventy five percent (75%) of the Company’s issued and outstanding shares.  The Merger contemplated by the Plan, together with the Rights Offering (as defined below), is intended to qualify as a nontaxable exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

The closing of the Merger is subject to numerous conditions including, but not limited to, the following:

•

at or one week prior to the Effective Time, the Company shall have commenced a rights offering to its stockholders on the terms set forth in the Plan (the “Rights Offering”), which Rights Offering shall remain open for a period of 90 days;

•

the approval by the Company’s stockholders and the filing with the Nevada Secretary of State of an amendment to the Company’s Articles of Incorporation to increase the number of the Company’s authorized shares of common stock in an amount sufficient to consummate the Merger, the Rights Offering, the Company’s new equity incentive plan and the other transactions contemplated by the Plan;

•

the effectiveness of the Company’s to-be-filed:  (i) Registration Statement on Form S-3 relating to the registration under the Securities Act, of the shares of Company common stock to be issued in its Rights Offering; and (ii) Registration Statement on Form S-4 relating to the authorization and the registration under the Securities Act of the shares of Company common stock to be issued in the Merger;

•

Dynamis members, together with Company stockholders participating in the Rights Offering, shall collectively hold at least 80 percent of the total issued and outstanding shares of the Company’s stock (other than stock subject to vesting restrictions); and

•

the Company’s stockholders shall have approved the Company’s new equity incentive plan that is contemplated by the Plan.

In addition, either party may terminate the Plan at any time prior to closing on certain terms and conditions as set forth in Article VIII thereof.

The foregoing description of the Plan is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference.

The Company is an oil and gas technology development company that is actively developing and marketing technologies and solvents designed to benefit various sectors in the oil and gas industry.  The Company has re-launched its Petrozene™ solvent after developing a new and improved formula.  Petrozene™ is primarily used to dissolve paraffin buildup and is primarily used for pipelines, oil storage tanks, oil sludge buildup, de-emulsification, well treatment, as a corrosion inhibitor and as a catalyst in opening up formations, thereby aiding in oil production.

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Dynamis is an Eagle, Idaho based technology development company focused on waste management and energy production from solid wastes to provide sustainable economic and environmental benefits, while turning such waste into usable products.  As such, Dynamis provides technology to recycle municipal and other solid wastes to produce sustainable economic and environmental benefits, in the form of fixed and mobile waste-to-energy plants.  Dynamis has a network of agents worldwide to support the sale of its technology and products. Currently Dynamis has projects in various stages of development in Europe, Asia, South America, the Caribbean, and the US.

Item 7.01  Regulation FD Disclosure.

On November 6, 2017, the Company and Dynamis issued a press release relating to the proposed Merger, which is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Title of Document

  2.1#

Agreement and Plan of Merger, dated November 2, 2017, among Freestone Resources, Inc., Freestone Dynamis Acquisition, LLC, and Dynamis Energy, LLC.

99

Press Release dated November 6, 2017.

#   Schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  We hereby undertake to supplementally provide copies of any omitted schedules to the Securities and Exchange Commission upon request.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where To Find It

The Plan will be submitted to the stockholders of the Company for their consideration. The Company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement/prospectus of the Company.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to

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obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the Company free of charge by directing a request to G. Don Edwards, Freestone Resources, Inc, 214-880-4870, 101 W. Ave D, Ennis, TX 75201.

Participants in the Solicitation

The Company, Dynamis, and certain of their respective directors, managers, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Company stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about the Company’s executive officers and directors in its Annual Report on Form 10-K, filed with the SEC on October 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freestone Resources, Inc.
Dated: November 6, 2017	/s/ Michael McGhan
Name: Michael McGhan Title: President, CEO and Director

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